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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-74618 of Annaly Mortgage Management, Inc. on Form S-3 of our report dated February 15, 2002, appearing in the Annual Report on Form 10-K of Annaly Mortgage Management, Inc. for the year ended December 31, 2001.


/s/ Deloitte & Touche LLP
New York, New York
April 5, 2002